UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 3, 2024
(December 2, 2024)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.

TXNM Energy, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
TXNM Energy, Inc.	Common Stock, no par value	TXNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On December 2, 2024, the Board of Directors of TXNM Energy, Inc. (“TXNM”), upon the recommendation of the Nominating and Governance Committee, increased the number of Directors from ten to eleven members and elected Joseph D. Tarry, 53, the President and Chief Operating Officer of TXNM, as its newest member to fill the newly created vacancy. Mr. Tarry joined the Board of Directors (the “Board”) effective December 3, 2024. As an employee of TXNM, Mr. Tarry will not receive any compensation from TXNM for his service on the Board nor will he serve on any Board committees. There are no arrangements or understandings between Mr. Tarry and any other person pursuant to which he was selected as a director. Mr. Tarry does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Executive Compensation Changes

On December 2, 2024, the Compensation and Human Capital Committee (the “Compensation Committee”) of the Board approved the following compensation changes for Mr. Tarry, in each case effective as of December 3, 2024: (i) an increase in Mr. Tarry’s base salary to $725,000 and (ii) an increase in Mr. Tarry’s target annual cash incentive award opportunity to 90% of his annual base salary. In addition, on December 2, 2024, the Board, upon the recommendation of the Compensation Committee, approved the following changes to Mr. Tarry’s target annual long-term incentive award opportunity, in each case effective as of December 3, 2024: (i) an increase in Mr. Tarry’s time-vested restricted stock rights award opportunity under TXNM’s 2022 Long-Term Incentive Plan to 67.5% of his annual base salary, and (ii) an increase in Mr. Tarry’s total target annual long-term incentive award opportunity under TXNM’s 2023 and 2024 Long-Term Incentive Plans to 225% of his annual base salary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TXNM ENERGY, INC.
(Registrant)

Date: December 3, 2024	/s/ Gerald R. Bischoff
Gerald R. Bischoff
Vice President and Corporate Controller
(Officer duly authorized to sign this report)